Exhibit 10.60

AMENDMENT NO. 1 TO SERIES B WARRANT

This Amendment No. 1 to Series B Warrant (“Amendment No. 1”) is made and entered into as of May 28, 2015 (the “Effective Date”) by and between Twinlab Consolidated Holdings, Inc. (“TCH” or the “Company”), a Nevada corporation, and Capstone Financial Group, Inc., a Nevada corporation (“Capstone” or “Registered Owner”).

WHEREAS, TCH and Capstone are parties to that certain Series B Warrant, Warrant Number: B-CAP-001, dated as of September 30, 2014 (the “Series B Warrant”);

WHEREAS, TCH and Capstone wish to modify the terms of the Series B Warrant as set forth below;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree as follows:

1.	The number of shares of Common Stock exercisable under the Series B Warrant is amended to be 18,000,000 (i.e., Capstone is immediately surrendering 4,368,421 of the original 22,368,421 warrants).

2.	The last sentence of Section 5 of the original Series B Warrant is deleted.

3.	Section 19 of the original Series B Warrant is deleted ab initio.

4.	The address for notice to the Registered Owner as set forth in Paragraph 21 of the original Series B Warrant is changed to:

“If to the Registered Owner:	Capstone Financial Group, Inc. 8600 Transit Road East Amherst, NY 14051 E-mail: dpastor@capstonefg.com Attention: Darin R. Pastor
with a copy to (which shall not constitute notice to the Registered Owner):	Stradling Yocca Carlson & Rauth, P.C. 4365 Executive Drive, Suite 1500 San Diego, CA 92121 E-mail:htrubitt@sycr.com Attention: Hayden Trubitt”

5.	The Series B Warrant shall, for the purpose of determining the expiration dates of the Registered Owner’s rights to exercise the Series B Warrant (and for the purpose of Exhibit B of that certain Compromise Agreement and Release between the parties of equal date herewith), be considered as if it were divided into four tranches, as follows:

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a.	“Tranche 1”: the “first” segment consisting of 2,000,000 shares exercisable under the Series B Warrant as hereby amended.

b.	“Tranche 2”: the “second” segment consisting of 4,000,000 shares exercisable under the Series B Warrant as hereby amended (i.e., available warrant shares no. 2,000,001 through 6,000,000).

c.	“Tranche 3”: the “third” segment consisting of 6,000,000 shares exercisable under the Series B Warrant as hereby amended (i.e., available warrant shares no. 6,000,001 through 12,000,000).

d.	“Tranche 4”: the “fourth” segment consisting of 6,000,000 shares exercisable under the Series B Warrant as hereby amended (i.e., available warrant shares no. 12,000,001 through 18,000,000).

6.	The expiration dates for Registered Owner’s rights to exercise each Tranche referenced in Section 5 above, shall be as follows:

a.	The “Tranche 1” warrant shares shall in no event be exercisable after 5:00 p.m., New York Time, November 30, 2015.

b.	The “Tranche 2” warrant shares shall in no event be exercisable after 5:00 p.m., New York Time, March 31, 2016.

c.	The “Tranche 3” warrant shares shall in no event be exercisable after 5:00 p.m., New York Time, July 31, 2016.

d.	The “Tranche 4” warrant shares shall in no event be exercisable after 5:00 p.m., New York Time, November 30, 2016.

7.	Except as expressly modified by this Amendment No. 1, all terms and conditions of the Series B Warrant shall remain in full force and effect.

8.	This Amendment No. 1 shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

9.	The share figures expressed in this Amendment No. 1 shall be proportionately adjusted if the Company, by stock split, stock dividend, reverse split, reclassification of shares, or otherwise, changes as a whole the outstanding Common Stock into a different number or class of shares, such adjustment to be effective immediately before the date upon which the change becomes effective.

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10.	This Amendment No. 1 may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same instrument. A signed copy of this Amendment No. 1 delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment No. 1.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first written above.

TWINLAB CONSOLIDATED HOLDINGS, INC.

By:	/s/ Thomas A. Tolworthy
	Name:	Thomas A. Tolworthy
	Title:	President and Chief Executive Officer

CAPSTONE FINANCIAL GROUP, INC.

By:	/s Darin R. Pastor
	Name:	Darin R. Pastor
	Title:	Chief Executive Officer

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